EXHIBIT 99.1

                                  $404,470,000
                                (Approximate(1))
                                 GSAMP 2004-HE1
                    GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                      Approximate Initial                                                                       Initial
                          Principal          Certificate       Primary Collateral          Credit             Pass-Through
Certificates             Balance (1)             Type                Group                Support               Rate (3
------------      -------------------------  -----------       ------------------         --------            ------------
A-1A                    $250,841,000              Sr              Group I (2)              22.25%              LIBOR +[%]
A-1B                     $27,872,000            Sr/Mez            Group I (2)              22.25%              LIBOR +[%]
A-2B                     $16,815,000              Sr              Group II (2)             22.25%              LIBOR +[%]
A-IO              Notional Amount(6)              Sr             Group I and II              N/A                 4.00%
M-1                      $37,200,000             Mez             Group I and II            15.25%              LIBOR +[%]
M-2                      $31,885,000             Mez             Group I and II             9.25%              LIBOR +[%]
M-3                       $9,300,000             Mez             Group I and II             7.50%              LIBOR +[%]
M-4                       $9,300,000             Mez             Group I and II             5.75%              LIBOR +[%]
B-1                       $7,440,000             Sub             Group I and II             4.35%              LIBOR +[%]
B-2                       $7,440,000             Sub             Group I and II             2.95%              LIBOR +[%]
B-3                       $6,377,000             Sub             Group I and II             1.75%              LIBOR +[%]
Total                   $404,470,000

Not Offered Certificates
------------------------

A-2A                        N/A                   Sr              Group II (2)              22.25%              LIBOR +[%]
A-INV                Notional Amount (7)          Sr             Group I and II              N/A             2.00% - LIBOR (7)


                  Average            Principal               S&P/
                    Life              Payment              Moody's
Certificates      (yrs)(4)          Window (4)(5)          Ratings
------------     ----------        --------------        -----------
A-1A               1.82            05/04 - 05/11           AAA/Aaa
A-1B               5.88            03/08 - 05/11           AAA/Aaa
A-2B               6.67            09/09 - 05/11           AAA/Aaa
A-IO               N/A                  N/A                AAA/Aaa
M-1                4.92            10/07 - 05/11           AA+/Aa2
M-2                4.81            07/07 - 05/11            A+/A2
M-3                4.77            07/07 - 05/11             A/A3
M-4                4.75            06/07 - 05/11           A-/Baa1
B-1                4.74            06/07 - 05/11          BBB+/Baa2
B-2                4.73            05/07 - 05/11           BBB/Baa3
B-3                4.65            05/07 - 05/11           BBB-/N/A
Total

Not Offered Certificates
------------------------

A-2A               N/A                  N/A                AAA/Aaa
A-INV              N/A                  N/A                  N/A

(1) The initial aggregate principal balance of the Principal Certificates and the initial notional amount of the Class A-IO and Class A-INV Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut- Off Date (rolled 1 month from the Statistical Calculation Date at 8% CPR).

(2) The Class A-1 and Class A-2 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal from the other collateral group.

(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2034.

(6) The Class A-IO Certificates pay interest only based on a notional amount. The notional amount will decrease over time according to a schedule described under "Class A-IO Notional Amounts" below. Interest on the Class A-IO Certificates will be paid at a rate of 4.00% based on the Class A-IO Notional Amount, subject to a cap as described below.

(7) The Class A-INV Certificates will pay interest only based on a notional amount equal the aggregate scheduled principal balance of the Mortgage Loans. Interest on the Class A-INV Certificates will be paid at a rate equal to the greater of (i) 2.00% minus One-Month LIBOR and (ii) zero.

Selected Mortgage Pool Data (8)
-------------------------------

                                                               Group I                                Group II
                                                 ----------------------------------     -----------------------------------
                                                   Adjustable                             Adjustable
                                                      Rate             Fixed Rate            Rate             Fixed Rate
                                                 --------------       ------------      --------------       ------------
Scheduled Principal Balance:                     $297,627,665         $63,624,032       $141,522,876         $32,767,810
Number of Mortgage Loans:                               2,232                 708                819                 351
Avg. Scheduled Principal Balance:                    $133,346             $89,864           $172,800             $93,356
Wtd. Avg. Gross Coupon:                                 7.484%              8.106%             7.491%              8.202%
Wtd. Avg. Net Coupon(9):                                6.949%              7.571%             6.956%              7.667%
Wtd. Avg. Original FICO Score:                            611                 627                615                 635
Wtd. Avg. Combined Original LTV Ratio(10):              82.67%              80.75%             82.20%              82.18%
Wtd. Avg. Std. Remaining Term (Mo.):                      358                 322                358                 319
Wtd. Avg. Seasoning (Mo.):                                  2                   2                  2                   3
Wtd. Avg. Months to Roll(11):                              27                 N/A                 28                 N/A
Wtd. Avg. Gross Margin(11):                              7.16%                N/A               7.15%                N/A
Wtd. Avg. Initial Rate Cap(11):                          2.85%                N/A               2.89%                N/A
Wtd. Avg. Periodic Rate Cap(11):                         1.06%                N/A               1.05%                N/A
Wtd. Avg. Gross Max. Lifetime Rate(11):                 14.10%                N/A              14.26%                N/A




                                                   Aggregate
                                                 -------------
Scheduled Principal Balance:                     $535,542,383
Number of Mortgage Loans:                               4,110
Avg. Scheduled Principal Balance:                    $130,302
Wtd. Avg. Gross Coupon:                                 7.604%
Wtd. Avg. Net Coupon(9):                                7.069%
Wtd. Avg. Original FICO Score:                            615
Wtd. Avg. Combined Original LTV Ratio(10):              82.29%
Wtd. Avg. Std. Remaining Term (Mo.):                      351
Wtd. Avg. Seasoning (Mo.):                                  2
Wtd. Avg. Months to Roll(11):                              27
Wtd. Avg. Gross Margin(11):                              7.16%
Wtd. Avg. Initial Rate Cap(11):                          2.86%
Wtd. Avg. Periodic Rate Cap(11):                         1.05%
Wtd. Avg. Gross Max. Lifetime Rate(11):                 14.15%

(8) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(10) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(11) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by First NLC Financial Services, LLC ("First NLC") (59%), EquiFirst Corporation ("EquiFirst") (32%) and Accredited Home Lenders, Inc. ("Accredited") (9%).

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.75% and excess spread.

o The First NLC mortgage loans will be serviced by Ocwen Federal Bank FSB ("Ocwen"). The EquiFirst and Accredited mortgage loans will be serviced by Chase Manhattan Mortgage Corporation ("Chase").

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GS04HE" and on Bloomberg as "GSAMP 04 HE1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Selected Mortgage Pool Data by Originator (1)
---------------------------------------------

                                                         First NLC           EquiFirst           Accredited
                                                       -------------       -------------        -----------
Scheduled Principal Balance:                           $317,161,793        $172,323,625         $46,056,966
Number of Mortgage Loans:                                     2,363               1,404                 343
Average Scheduled Principal Balance:                       $134,220            $122,738            $134,277
% of Total Pool Scheduled Principal Balance:                  59.22%              32.18%               8.60%
Weighted Average Gross Coupon:                                7.825%              7.182%              7.657%
Weighted Average FICO Score:                                    621                 605                 618
% First Lien Loans:                                           96.26%             100.00%             100.00%
Weighted Average Combined Original LTV Ratio(2):              82.45%              81.19%              85.30%
Weighted Average Stated Remaining Term (months):                350                 353                 354
Weighted Average Seasoning (months):                              2                   2                   3
% Full Doc Loans:                                             63.86%              73.79%              64.43%
% Purchase Loans:                                             43.32%              15.83%              36.13%
% Primary Occupancy Loans:                                    99.90%              93.53%              99.93%
% Single Family Loans:                                        77.99%              89.87%              68.91%
State with highest representation:                        FL: 33.90%           VA: 8.10%          CA: 11.03%
% Adjustable Rate Loans:                                      79.07%              85.58%              88.76%
% Fixed Rate Loans:                                           20.93%              14.42%              11.24%

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:              April 30, 2004

Cut-off Date:                       April 1, 2004

Statistical Calculation Date:       March 1, 2004

Expected Pricing Date:              On or before April 20, 2004

First Distribution Date:            May 25, 2004

Key Terms
---------

Offered Certificates:               Class A-1A, A-1B, A-2B, A-IO, M-1, M-2, M-3,
                                    M-4, B-1, B-2 and B-3 Certificates

Principal Certificates:             Class A-1, A-2, M-1, M-2, M-3, M-4, B-1, B-2
                                    and B-3 Certificates

Interest-Only Certificates:         Class A-IO and A-INV Certificates

Floating Rate Certificates:         Class A-1A, A-1B, A-2A, A-2B, A-INV, M-1,
                                    M-2, M-3, M-4, B-1, B-2 and B-3 Certificates

Fixed Rate Certificates:            Class A-IO Certificates

Class A Certificates:               Class A-1, A-2, A-IO and A-INV Certificates

Class A Principal
Certificates:                       Class A-1 and A-2 Certificates

Class A-1 Certificates:             Class A-1A and A-1B Certificates

Class A-2 Certificates:             Class A-2A and A-2B Certificates

Class A Principal Certificate
Group: Class A-1 Certificates, collectively, or the Class A-2 Certificates, collectively

Class M Certificates:               Class M-1, M-2, M-3 and M-4 Certificates

Class B Certificates:               Class B-1, B-2 and B-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman Sachs & Co.

Servicers:                          Ocwen Federal Bank FSB and Chase Manhattan
                                    Mortgage Corporation

Credit Risk Manager:                Portfolio Reconnaissance Services

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rate:                 50 bps

Credit Risk Manager Fee:            3 bps

Trustee Fee Rate:                   0.48 bps

Expense Fee Rate:                   53.48 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the accrual period

Delay Days:                         0 day delay on the Floating Rate
                                    Certificates. 24 day delay on the Fixed Rate
                                    Certificates

Day Count:                          Actual/360 basis for the Floating Rate
                                    Certificates. 30/360 basis for the Fixed
                                    Rate Certificates



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:            For the Floating Rate Certificates from the
                                    prior Distribution Date to the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date.
                                    For the Fixed Rate Certificates from and including the first day of the month prior to month in which the current Distribution
                                    Date occurs to and including the last day of such month

Pricing Prepayment
Assumption:                         Adjustable rate mortgage loans: 28% CPR
                                    Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:                     The trust will consist of two groups of
                                    subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:             Approximately $361,251,697 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group II Mortgage Loans:            Approximately $174,290,686 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC:                   7.6037%

                                    Less Expense Fee Rate:               0.5348%

                                    Net WAC:                             7.0689%

                                    Less Initial Principal Certificate
                                    Coupon (Approx.)(1) (2):             1.2840%

                                    Less Initial Interest-Only
                                    Certificate Coupon(1):               2.1756%
                                    --------------------------------------------
                                    Initial Excess Spread:               3.6093%

                                    (1)   Assumes 1-month LIBOR equal to 1.10%,
                                          actual/360 day count and a 30-day
                                          first month.

                                    (2)   Certificate Coupon is adjusted to
                                          account for initial
                                          overcollateralization.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              Ocwen will pay compensating interest up to
                                    the lesser of (A) the aggregate of the
                                    prepayment interest shortfalls on the
                                    Mortgage Loans resulting from voluntary
                                    principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B)
                                    (i) 15 bps per annum on the aggregate
                                    principal balance of the mortgage loans
                                    serviced at the beginning of the related Due
                                    Period for months 1 to 24 and (ii) 50 bps per annum on the aggregate principal balance of the mortgage loans at the beginning of the related Due Period thereafter.

                                    Chase shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Standard & Poor's Ratings Group will rate
                                    all of the Offered Certificates and Moody's
                                    Investor Services will rate all of the
                                    Offered Certificates except the Class B-3
                                    Certificates.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Principal Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. Interest on the Class A-IO Certificates will be paid monthly at a rate of 4.00% based on a notional amount, subject to a cap as described herein. Interest on the Class A-INV Certificates will be paid monthly at a rate equal to the greater of (i) 2.00% less One-Month LIBOR and (ii) zero. The interest paid to each class of Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap, the applicable loan group cap (or in the case of the Class A-IO Certificates, the cap described herein), will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.75% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Principal Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Principal Certificates is greater than or equal to 44.50%.

Class     Initial Subordination Percentage     Step-Down Date Percentage
------------------------------------------------------------------------
  A                 22.25%                               44.50%
  M-1               15.25%                               30.50%
  M-2               9.25%                                18.50%
  M-3               7.50%                                15.00%
  M-4               5.75%                                11.50%
  B-1               4.35%                                8.70%
  B-2               2.95%                                5.90%
  B-3               1.75%                                3.50%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 35% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Date                                    Cumulative Realized Loss Percentage:
---------------------------------------------------------------------------------------------------------
May 2007 - April 2008            3.500% for the first month, plus an additional 1/12th of 1.750% for each month thereafter

May 2008 - April 2009            5.250% for the first month, plus an additional 1/12th of 1.500% for each month thereafter

May 2009 - April 2010            6.750% for the first month, plus an additional 1/12th of 0.750% for each month thereafter

May 2010 and thereafter                                          7.500%

Step-up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Principal Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates will increase to
1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-IO(1) Pass-Through Rate. The Class A-IO(1) component of the Class A-IO Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 4.00% and (ii) the Class A-IO(1) Net WAC Cap. The Class A-IO(1) will accrue interest for each Interest Accrual Period related to a Distribution Date prior to the Distribution Date in November 2005, thereafter the Class A-IO(1) component will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

Class A-IO(2) Pass-Through Rate. The Class A-IO(2) component of the Class A-IO Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 4.00% and (ii) the Class A-IO(2) Net WAC Cap. The Class A-IO(2) will accrue interest for each Interest Accrual Period related to a Distribution Date prior to the Distribution Date in November 2005, thereafter the Class A-IO(2) component will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

Class A-IO Pass-Through Rate. The quotient of (a) the sum of (i) the product of
(x) the Class A-IO(1) component notional amount for the related Interest Accrual Period and (y) the Class A-IO(1) Pass-Through Rate and (ii) the product of (x) the Class A-IO(2) component notional amount for the related Interest Accrual Period and (y) the Class A-IO(2) Pass-Through Rate; and (b) the Class A-IO Notional Amount for the related Interest Accrual Period.

Class A-IO(1) Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Class A-IO(2) Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Class A-IO Notional Amount. Solely for the purpose of determining distributions of interest on the Class A-IO Certificates from each loan group, the Class A-IO Certificates will have a notional amount (the "Class A-IO Notional Amount") that is comprised of two components: the Class A-IO(1) Component relating to the Group I Mortgage Loans and the Class A-IO(2) Component relating to the Group II Mortgage Loans. On each Distribution Date occurring during the periods set forth below, the Component Notional Amounts of the Class A-IO(1) and Class A-IO(2) Components will equal the lesser of (i) the respective Class A-IO component scheduled notional amount; and (ii) the aggregate scheduled principal balance of the respective loan group at the beginning of the Due Period.

Distribution Period   Class A-IO(1) Scheduled    Class A-IO(2) Scheduled    Aggregate Scheduled
     (Months)            Notional Amount ($)        Notional Amount ($)     Notional Amount ($)
-----------------------------------------------------------------------------------------------
        1                     127,755,000               61,638,000              189,393,000
        2                     117,884,000               56,875,000              174,759,000
        3                     108,674,000               52,432,000              161,106,000
        4                     100,086,000               48,288,000              148,374,000
        5                      92,079,000               44,426,000              136,505,000
        6                      84,619,000               40,827,000              125,446,000
        7                      77,671,000               37,474,000              115,145,000
        8                      71,201,000               34,353,000              105,554,000
        9                      65,181,000               31,448,000               96,629,000
        10                     59,581,000               28,746,000               88,327,000
        11                     54,375,000               26,234,000               80,609,000
        12                     49,537,000               23,900,000               73,437,000
        13                     45,043,000               21,733,000               66,776,000
        14                     40,873,000               19,721,000               60,594,000
        15                     37,005,000               17,854,000               54,859,000
        16                     33,418,000               16,124,000               49,542,000
        17                     30,096,000               14,521,000               44,617,000
        18                     27,020,000               13,037,000               40,057,000
        19                              0                        0                        0



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-INV(1) Pass-Through Rate. The Class A-INV(1) component of the Class A-INV Certificates will accrue interest at a per annum interest rate equal to the lesser of (a) greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and (ii) zero and (b) the WAC cap less the one-month LIBOR plus the weighted average applicable margin for the outstanding class of Principal Certificates.

Class A-INV(2) Pass-Through Rate. The Class A-INV(2) component of the Class A-INV Certificates will accrue interest at a per annum interest rate equal to the lesser of (a) greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and (ii) zero and (b) the WAC cap less the one-month LIBOR plus the weighted average applicable margin for the outstanding class of Principal Certificates.

Class A-INV Pass-Through Rate. The quotient of (a) the sum of (i) the product of
(x) the A-INV(1) component notional amount for the related Interest Accrual Period and (y) the Class A-INV(1) Pass-Through Rate and (ii) the product of (x) the Class A-INV(2) component notional amount for the related Interest Accrual Period and (y) the Class A-INV(2) Pass-Through Rate; and (b) the Class A-INV Notional Amount for the related Interest Accrual Period.

Class A-INV Notional Amount. Solely for the purpose of determining distributions of interest on the Class A-INV Certificates from each loan group, the Class A-INV Certificates will have a notional amount (the "Class A-INV Notional Amount") that is comprised of two components: the Class A-INV(1) Component relating to the Group I Mortgage Loans and the Class A-INV(2) Component relating to the Group II Mortgage Loans. For any distribution date the notional amount of the Class A-INV(1) Component will be the aggregate scheduled principal balance of the Group I Mortgage Loans and the notional amount of the Class A-INV(2) Component will be the aggregate scheduled principal balance of the Group II Mortgage Loans, each as of the beginning of the related Due Period.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO Pass-Through Rate multiplied by a fraction the numerator of which is the Class A-IO Notional Amount for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO(1) Pass-Through Rate multiplied by a fraction of which the numerator is the component notional amount of the Class A-IO(1) Component for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Group I Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO(2) Pass-Through Rate multiplied by a fraction of which the numerator is the component notional amount of the Class A-IO(2) Component for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Group II Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Class A-1A and A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A and A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause
(ii) at the corresponding Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2A and A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A and A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause
(ii) at the corresponding Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-IO(1) Component Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO(1) Component will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Component at the Class A-IO(1) Pass-Through Rate (without regard to the Class A-IO(1) Net WAC Cap) over interest due on such Component at a rate equal to the Class A-IO(1) Net WAC Cap; (ii) any Class A-IO(1) Component Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO(1) Pass-Through Rate (without regard to the Class A-IO(1) Net WAC Cap).

Class A-IO(2) Component Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO(2) Component will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Component at the Class A-IO(2) Pass-Through Rate (without regard to the Class A-IO(2) Net WAC Cap) over interest due on such Component at a rate equal to the Class A-IO(2) Net WAC Cap; (ii) any Class A-IO(2) Component Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO(2) Pass-Through Rate (without regard to the Class A-IO(2) Net WAC Cap).

Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Class A-IO Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-IO Notional Amount for the related period at the Class A-IO Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Class A-INV Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-INV Notional Amount for the related period at the Class A-INV Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Expense Fee Rate) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Allocation. All principal distributions to the Class A-1 and Class A-2 Certificate Groups on any Distribution Date will be allocated between the Class A Principal Certificate Group based on the Class A Principal Allocation Percentage for each such Class A Principal Certificate Group on such Distribution Date; provided, however, that if the aggregate Certificate Principal Balance of any Class A Principal Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates will be distributed to the other Class A Principal Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 55.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cutoff Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.50% and



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cutoff Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distributions
-------------

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated sequentially as follows:

      (i)   Concurrently,

                  (A) from Interest Remittance Amounts related to the Group I
            Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-1A and Class A-1B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(1) Component and the Class A-INV(1) Component, respectively) to the Class A-1A, Class A-1B, Class A-IO and Class A-INV Certificates, the related Accrued Certificate Interest and unpaid interest amounts for the Class A-1A, Class A-1B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(1) Component and the Class A-INV(1) Component, respectively;

                  (B) from Interest Remittance Amounts related to the Group II
            Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and Class A-2B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(2) Component and the Class A-INV(2) Component, respectively) to the Class A-2A, Class A-2B, Class A-IO and Class A-INV Certificates, the related Accrued Certificate Interest and unpaid interest amounts for the Class A-2A and Class A-2B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(2) Component and the Class A-INV(2) Component, respectively; and

                  (C) provided, that if the Interest Remittance Amount for
            either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

(a) sequentially, to the Class A-1A Certificates, the Group I Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Certificate Principal Balance has been reduced to zero,

(b) sequentially, to the Class A-2A Certificates, the Group II Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Certificate Principal Balance has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, allocated pro rata to the Class A-1A and Class A-1B Certificates, until the Certificate Principal Balance of each such class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, allocated sequentially to the Class A-2A and Class A-2B Certificates, until the Certificate Principal Balance of such class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the Certificate Principal Balance of such class has been reduced to zero, and

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the Certificate Principal Balance of such Class has been reduced to zero.

Notwithstanding the foregoing, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates have been reduced to zero, any principal distributions allocated to the Class A Principal Certificates in any Class A Principal Certificate Group are required to be allocated pro rata to the Class A Principal Certificates in such Class A Principal Certificate Group based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, and any Class A-IO Basis Risk Carry Forward Amount to the Class A-IO Certificates, and

      (iv) sequentially, to Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, and third, sequentially, to the Class B-3, B-2, B-1, M-4, M-3, M-2, and M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates until the final distribution date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type

                                                  0-12           13-24           25-36         37-48        49-60
Product                         No Penalty       Months          Months          Months        Months       Months         Total
-----------------------------   -----------    -----------    ------------    ------------    --------    ----------    ------------
2/28 ARM                        $48,782,416    $14,302,286    $161,330,325     $13,639,966     $80,530      $228,524    $238,364,046
3/27 ARM                        $30,080,365     $4,795,424      $1,562,421    $163,997,285    $269,154       $81,846    $200,786,495
Fixed Rate                      $14,495,452     $1,684,460      $1,755,295     $73,720,248          $0    $4,736,388     $96,391,841
-----------------------------   -----------    -----------    ------------    ------------    --------    ----------    ------------
TOTAL                           $93,358,233    $20,782,170    $164,648,040    $251,357,498    $349,684    $5,046,758    $535,542,383

                                                  0-12           13-24           25-36         37-48        49-60
Product                         No Penalty       Months          Months          Months        Months       Months
-----------------------------   -----------    -----------    ------------    ------------    --------    ----------
2/28 ARM                              20.47%          6.00%          67.68%           5.72%       0.03%         0.10%
3/27 ARM                              14.98%          2.39%           0.78%          81.68%       0.13%         0.04%
Fixed Rate                            15.04%          1.75%           1.82%          76.48%       0.00%         4.91%
-----------------------------   -----------    -----------    ------------    ------------    --------    ----------
TOTAL                                 17.43%          3.88%          30.74%          46.94%       0.07%         0.94%

Class A-IO Price Yield Table

o     The Pricing Prepayment Assumptions (as defined on page 3)

o     Modified Duration of 0.57

                         Price (%)            Yield (%)
                         ---------            ---------
                           2.82054                2.500
                           2.81603                2.750
                           2.81154                3.000
                           2.80706                3.250
                           2.80260                3.500
                           2.79816                3.750
                           2.79373                4.000
                           2.78931                4.250
                           2.78491                4.500



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Mezzanine and Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on April 12, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

                                    First Dollar of Loss                LIBOR Flat                 0% Return
                                 -----------------------   -----------------------   -----------------------
Class M1   CDR                                     32.18                     32.46                     34.10
           Yield                                  3.5604                    3.0190                    0.0116
           WAL                                      3.49                      3.49                      3.38
           Modified Duration                        3.31                      3.32                      3.29
           Principal Window                Oct07 - Oct07             Oct07 - Oct07             Sep07 - Sep07
           Principal Writedown          7,936.18 (0.02%)        756,082.68 (2.03%)     4,483,117.61 (12.05%)
           Total Collat Loss     103,351,790.75 (19.45%)   104,012,859.44 (19.57%)   107,002,944.35 (20.14%)

Class M2   CDR                                     20.27                     20.84                     22.18
           Yield                                  4.5259                    3.3495                    0.0056
           WAL                                       4.4                      4.31                      4.12
           Modified Duration                        4.03                      3.98                      3.96
           Principal Window                Sep08 - Sep08             Aug08 - Aug08             Jul08 - Jul08
           Principal Writedown         26,765.27 (0.08%)      1,722,712.87 (5.40%)     5,946,848.03 (18.65%)
           Total Collat Loss      78,337,555.17 (14.74%)    79,582,519.53 (14.98%)    83,029,927.54 (15.62%)

Class M3   CDR                                     17.49                     17.66                     18.09
           Yield                                  4.8197                    3.4906                    0.0714
           WAL                                      4.65                      4.65                       4.5
           Modified Duration                         4.2                      4.22                       4.2
           Principal Window                Dec08 - Dec08             Dec08 - Dec08             Nov08 - Nov08
           Principal Writedown         30,701.26 (0.33%)        658,900.75 (7.08%)     2,037,084.52 (21.90%)
           Total Collat Loss      70,885,918.70 (13.34%)    71,437,664.30 (13.44%)    72,419,304.74 (13.63%)

Class M4   CDR                                     14.93                     15.14                     15.55
           Yield                                  5.2725                    3.6104                    0.0415
           WAL                                       4.9                      4.88                       4.7
           Modified Duration                        4.35                      4.37                      4.36
           Principal Window                Mar09 - Mar09             Mar09 - Mar09             Feb09 - Feb09
           Principal Writedown         22,291.63 (0.24%)        849,761.75 (9.14%)     2,327,354.17 (25.03%)
           Total Collat Loss      63,352,740.75 (11.92%)    64,082,913.74 (12.06%)    65,153,835.44 (12.26%)

Class B1   CDR                                     13.02                     13.22                     13.52
           Yield                                  5.5994                    3.6129                    0.0662
           WAL                                      5.07                      5.04                       4.9
           Modified Duration                        4.45                      4.47                      4.51
           Principal Window                May09 - May09             May09 - May09             May09 - May09
           Principal Writedown          7,912.77 (0.11%)       825,053.95 (11.09%)     2,050,978.87 (27.57%)
           Total Collat Loss      57,137,116.66 (10.75%)    57,871,210.50 (10.89%)    58,965,073.53 (11.10%)

Class B2   CDR                                     11.19                     11.48                     11.77
           Yield                                  6.6140                    3.6643                    0.0734
           WAL                                      5.32                      5.22                      4.91
           Modified Duration                         4.5                      4.52                       4.5
           Principal Window                Aug09 - Aug09             Aug09 - Aug09             Jul09 - Jul09
           Principal Writedown         39,171.46 (0.53%)     1,278,675.23 (17.19%)     2,429,618.73 (32.66%)
           Total Collat Loss       51,017,295.40 (9.60%)     52,142,210.94 (9.81%)     53,002,077.84 (9.97%)

Class B3   CDR                                      9.78                     10.05                     10.26
           Yield                                  7.6557                    3.6703                    0.0109
           WAL                                      5.49                      5.27                      4.87
           Modified Duration                        4.48                      4.51                       4.5
           Principal Window                Oct09 - Oct09             Oct09 - Oct09             Sep09 - Sep09
           Principal Writedown         30,224.56 (0.47%)     1,457,987.12 (22.86%)     2,389,030.81 (37.46%)
           Total Collat Loss       45,862,770.78 (8.63%)     46,958,044.97 (8.84%)     47,580,465.82 (8.95%)



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                               All Mortgage Loans

Scheduled Principal Balance(1):                                    $535,542,383
Number of Mortgage Loans:                                                 4,110
Avg. Scheduled Principal Balance:                                      $130,302
Wtd. Avg. Gross Coupon:                                                   7.604%
Wtd. Avg. Net Coupon(2):                                                  7.069%
Wtd. Avg. Original FICO Score:                                              615
Wtd. Avg. Combined Original LTV Ratio(3):                                 82.29%
Wtd. Avg. Std. Remaining Term (Mo.):                                        351
Wtd. Avg. Seasoning (Mo.):                                                    2
Wtd. Avg. Months to Roll(4):                                                 27
Wtd. Avg. Gross Margin(4):                                                 7.16%
Wtd. Avg. Initial Rate Cap(4):                                             2.86%
Wtd. Avg. Periodic Rate Cap(4):                                            1.05%
Wtd. Avg. Gross Max. Lifetime Rate(4):                                    14.15%

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(4) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Current Principal        Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Balance                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
$50,000 & Below                458   $15,221,908       2.84%      10.387%        621    $33,236      86.06%      73.80%       98.51%
$50,001 - $75,000              628    39,360,028       7.35        8.337         609     62,675      80.66       80.95        91.68
$75,001 - $100,000             669    58,552,733      10.93        7.838         605     87,523      81.10       76.39        96.59
$100,001 - $125,000            646    72,386,013      13.52        7.661         607    112,053      81.89       76.49        97.50
$125,001 - $150,000            460    63,112,724      11.78        7.581         612    137,202      82.46       73.72        97.96
$150,001 - $200,000            579   100,884,746      18.84        7.429         611    174,240      81.94       69.24        98.97
$200,001 - $250,000            316    70,184,911      13.11        7.394         616    222,104      82.59       62.55        98.76
$250,001 - $300,000            161    44,049,950       8.23        7.162         626    273,602      83.41       53.46       100.00
$300,001 - $350,000            103    33,348,223       6.23        7.191         630    323,769      84.47       45.87        96.99
$350,001 - $400,000             47    17,659,411       3.30        6.942         633    375,732      80.89       42.75       100.00
$400,001 & Above                43    20,781,734       3.88        7.106         650    483,296      82.82       43.51       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Current Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Current Rate               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
5.99% & Below                  163   $30,856,329       5.76%       5.663%        660   $189,303      77.12%      72.82%       96.47%
6.00- 6.49%                    275    47,947,995       8.95        6.245         641    174,356      80.73       70.44        96.59
6.50- 6.99%                    618    98,883,705      18.46        6.748         633    160,006      81.40       61.13        97.25
7.00- 7.49%                    557    80,079,989      14.95        7.229         623    143,770      82.18       60.61        97.21
7.50- 7.99%                    808   111,881,060      20.89        7.711         614    138,467      83.48       65.48        98.22
8.00- 8.49%                    473    56,832,942      10.61        8.206         595    120,154      82.34       70.18        98.00
8.50- 8.99%                    463    53,910,197      10.07        8.705         581    116,437      82.24       71.86        98.98
9.00- 9.49%                    224    22,703,529       4.24        9.183         576    101,355      83.86       78.49        99.49
9.50- 9.99%                    173    16,915,304       3.16        9.685         565     97,776      82.81       80.68       100.00
10.00% & Above                 356    15,531,331       2.90       11.659         611     43,627      92.10       66.54        99.70
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
FICO                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
740 & Above                     87   $11,338,552       2.12%       6.744%        765   $130,328      80.82%      50.61%       91.75%
720-739                         78    11,365,132       2.12        6.740         729    145,707      83.90       43.42        93.39
700-719                        125    17,270,185       3.22        7.185         708    138,161      84.13       44.31        89.31
680-699                        192    27,636,748       5.16        7.236         688    143,941      83.45       44.18        96.33
660-679                        343    46,301,510       8.65        7.251         669    134,990      83.31       50.74        96.60
640-659                        414    58,052,917      10.84        7.403         649    140,224      84.78       46.31        96.51
620-639                        571    72,038,222      13.45        7.628         628    126,162      83.46       49.57        98.14
600-619                        648    85,281,197      15.92        7.348         609    131,607      83.31       77.94        98.11
580-599                        483    61,635,834      11.51        7.568         589    127,610      82.76       78.28        99.34
560-579                        425    55,587,314      10.38        7.893         569    130,794      81.84       82.61       100.00
540-559                        333    39,461,354       7.37        8.213         549    118,503      77.92       88.63       100.00
520-539                        267    31,866,792       5.95        8.525         530    119,351      77.81       91.68       100.00
500-519                        143    17,616,795       3.29        8.594         510    123,194      75.84       98.66       100.00
480-499                          1        89,832       0.02       10.750         486     89,832      33.96      100.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                           Distribution by Lien Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lien Status                Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
First Liens                  3,762  $523,689,866      97.79%       7.509%        615   $139,205      81.92%      67.07%       97.80%
Second Liens                   348    11,852,517       2.21       11.790         649     34,059      98.44       64.65       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Combined Original LTV

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Combined                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Original LTV               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
40.00% & Below                  31    $2,460,290       0.46%       7.571%        588    $79,364      33.00%      73.56%      100.00%
40.01 - 50.00%                  49     5,067,567       0.95        7.379         602    103,420      45.10       75.19        94.67
50.01 - 60.00%                  99     9,701,331       1.81        7.317         600     97,993      55.87       64.38        99.12
60.01 - 70.00%                 291    35,379,588       6.61        7.400         588    121,579      67.05       61.85        96.33
70.01 - 80.00%               1,571   224,079,435      41.84        7.399         621    142,635      78.77       60.13        98.19
80.01 - 85.00%                 724    99,190,297      18.52        7.598         602    137,003      84.57       66.57        96.00
85.01 - 90.00%                 700   101,261,968      18.91        7.650         611    144,660      89.77       73.39        98.18
90.01 - 95.00%                 209    22,272,876       4.16        8.048         632    106,569      94.58       86.93       100.00
95.01 - 100.00%                436    36,129,030       6.75        8.798         655     82,865      99.86       85.05       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                       Distribution by Documentation Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Documentation            Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Full Doc                     2,954  $358,915,795      67.02%       7.625%        602   $121,502      83.05%     100.00%       97.62%
Other                          783   120,906,187      22.58        7.759         638    154,414      81.12        0.00        99.89
Stated                         373    55,720,400      10.40        7.130         653    149,384      79.91        0.00        94.90
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Loan                     Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Purpose                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Cash-out Refi                2,452  $327,942,063      61.24%       7.517%        602   $133,745      81.29%      70.22%       97.45%
Purchase                     1,468   181,313,212      33.86        7.728         640    123,510      84.16       61.71        98.37
Refinance                      190    26,287,107       4.91        7.833         612    138,353      81.78       63.74        99.26
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                        Distribution by Occupancy Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Occupancy                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Status                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Owner                        3,990  $524,030,410      97.85%       7.615%        614   $131,336      82.34%      66.86%      100.00%
Non-owner                      120    11,511,973       2.15        7.107         669     95,933      79.89       74.16         0.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Property Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Property                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
SFR                          3,371  $433,969,830      81.03%       7.579%        612   $128,736      82.33%      67.90%       98.17%
2-4 Units                      211    33,383,396       6.23        7.752         635    158,215      80.67       64.03        96.45
Condo                          277    31,575,714       5.90        7.730         629    113,992      82.08       62.38        96.99
PUD                            173    27,062,090       5.05        7.731         627    156,428      83.56       61.07       100.00
Townhouse                       78     9,551,352       1.78        7.433         620    122,453      83.18       69.63        85.15
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                              Distribution by State

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
State                      Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Florida                      1,006  $122,340,783      22.84%       7.763%        623   $121,611      82.35%      72.52%       99.21%
Illinois                       323    50,800,858       9.49        7.971         613    157,278      84.16       60.30        99.30
California(Southern)           165    33,504,359       6.26        7.125         626    203,057      80.37       60.05       100.00
Michigan                       299    32,923,600       6.15        7.861         610    110,112      82.76       64.22        96.64
Pennsylvania                   226    26,705,790       4.99        7.481         616    118,167      83.12       69.06        98.54
California(Northern)           108    26,575,413       4.96        6.955         637    246,069      81.05       45.04       100.00
Maryland                       149    25,536,343       4.77        7.486         620    171,385      80.28       56.78        97.19
Virginia                       177    23,435,407       4.38        7.498         599    132,403      81.86       77.48        96.07
North Carolina                 182    18,298,699       3.42        7.947         602    100,542      82.24       70.77        98.13
Georgia                        154    17,428,885       3.25        7.733         614    113,175      84.29       65.72        88.95
Texas                          146    14,598,523       2.73        7.555         622     99,990      80.29       64.19        95.75
Others                       1,175   143,393,724      26.78        7.517         608    122,037      82.38       70.75        97.10
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Zip Code                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
33027                           13    $3,092,123       0.58%       8.034%        622   $237,856      81.87%      72.80%      100.00%
33165                           15     2,212,847       0.41        8.328         614    147,523      84.54       85.60       100.00
33023                           23     2,195,540       0.41        7.658         632     95,458      83.21       79.46       100.00
33186                           14     2,135,099       0.40        7.576         599    152,507      81.77       89.88       100.00
33029                           10     1,864,762       0.35        7.316         627    186,476      87.88       43.12       100.00
33175                           16     1,797,296       0.34        7.387         622    112,331      76.36       87.36       100.00
33024                           12     1,795,769       0.34        7.517         639    149,647      87.05       57.01       100.00
33196                           11     1,641,410       0.31        8.088         627    149,219      85.38       77.89       100.00
33312                           12     1,617,665       0.30        7.424         629    134,805      78.12       44.45       100.00
33028                            9     1,615,922       0.30        7.717         634    179,547      85.63       83.22       100.00
Others                       3,975   515,573,950      96.27        7.599         615    129,704      82.26       66.79        97.77
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                                       Weighted
Remaining                                          Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Maturity                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
0 - 180                        345   $15,720,909       2.94%      10.080%        635    $45,568      87.73%      65.53%       97.23%
181 - 240                      100     5,427,451       1.01        9.516         635     54,275      86.77       49.47       100.00
241 - 360                    3,665   514,394,022      96.05        7.508         615    140,353      82.07       67.25        97.85
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Product Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Product                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
2/28 ARM                     1,644  $238,364,046      44.51%       7.297%        611   $144,990      83.52%      68.31%       96.90%
3/27 ARM                     1,407   200,786,495      37.49        7.710         614    142,705      81.33       63.46        99.04
Fixed                          811    87,910,136      16.42        7.791         628    108,397      79.58       71.43        97.51
Balloon                        248     8,481,705       1.58       11.744         648     34,200      98.42       69.33       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Periodic Cap

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Periodic                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Cap                        Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
1.00%                        2,746  $393,279,240      73.44%       7.476%        611   $143,219      82.26%      67.11%       97.63%
1.50%                          305    45,871,301       8.57        7.571         620    150,398      84.74       57.38       100.00
N/A                          1,059    96,391,841      18.00        8.139         630     91,022      81.24       71.24        97.73
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Rate Reset                 Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
1-12                             1      $113,159       0.02%       6.000%        642   $113,159      79.99%     100.00%      100.00%
13-24                        1,621   234,925,289      43.87        7.299         611    144,926      83.46       68.42        96.85
25-36                        1,395   198,815,924      37.12        7.711         614    142,520      81.42       63.49        99.03
37-48                           34     5,296,168       0.99        7.390         621    155,770      82.21       59.80       100.00
N/A                          1,059    96,391,841      18.00        8.139         630     91,022      81.24       71.24        97.73
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Maximum Lifetime Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Maximum                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lifetime Rate              Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
12.99% & Below                 550   $87,995,218      16.43%       6.290%        627   $159,991      80.51%      69.68%       93.88%
13.00-13.49%                   288    42,687,979       7.97        6.785         621    148,222      82.85       72.83        95.90
13.50-13.99%                   470    69,781,098      13.03        7.065         623    148,470      82.75       62.31        98.36
14.00-14.49%                   363    52,222,303       9.75        7.398         621    143,863      82.44       54.78        98.46
14.50-14.99%                   498    73,331,192      13.69        7.788         618    147,251      83.96       62.09        99.82
15.00-15.49%                   317    42,477,498       7.93        8.279         594    133,998      83.44       71.90        99.86
15.50-15.99%                   287    39,499,233       7.38        8.731         580    137,628      81.72       65.39       100.00
16.00% & Above                 278    31,156,020       5.82        9.548         571    112,072      83.72       76.55        99.85
N/A                          1,059    96,391,841      18.00        8.139         630     91,022      81.24       71.24        97.73
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                             Distribution by Margin

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Margin                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
4.99% & Below                   18    $3,902,752       0.73%       6.207%        671   $216,820      78.26%      58.62%      100.00%
5.00- 5.49%                     84    14,981,026       2.80        6.044         656    178,346      79.33       60.66        98.05
5.50- 5.99%                    214    36,034,659       6.73        6.202         643    168,386      81.08       69.04        97.31
6.00- 6.49%                    407    67,006,664      12.51        6.683         629    164,636      82.55       67.17        97.70
6.50- 6.99%                    487    76,222,498      14.23        6.978         624    156,514      82.42       57.87        95.98
7.00- 7.49%                    548    79,121,686      14.77        7.479         613    144,383      83.29       64.97        97.69
7.50- 7.99%                    468    62,041,175      11.58        7.897         604    132,567      83.22       67.01        97.86
8.00% & Above                  825    99,840,081      18.64        8.893         577    121,018      82.70       72.00        99.70
N/A                          1,059    96,391,841      18.00        8.139         630     91,022      81.24       71.24        97.73
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        4,110  $535,542,383     100.00%       7.604%        615   $130,302      82.29%      67.02%       97.85%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance(1):                                    $297,627,665
Number of Mortgage Loans:                                                 2,232
Avg. Scheduled Principal Balance:                                      $133,346
Wtd. Avg. Gross Coupon:                                                   7.484%
Wtd. Avg. Net Coupon(2):                                                  6.949%
Wtd. Avg. Original FICO Score:                                              611
Wtd. Avg. Combined Original LTV Ratio(3):                                 82.67%
Wtd. Avg. Std. Remaining Term (Mo.):                                        358
Wtd. Avg. Seasoning (Mo.):                                                    2
Wtd. Avg. Months to Roll:                                                    27
Wtd. Avg. Gross Margin:                                                    7.16%
Wtd. Avg. Initial Rate Cap:                                                2.85%
Wtd. Avg. Periodic Rate Cap:                                               1.06%
Wtd. Avg. Gross Max. Lifetime Rate:                                       14.10%

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

                    Distribution by Current Principal Balance

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Current Principal        Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Balance                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
$50,000 & Below                 73    $3,136,193       1.05%       8.457%        577    $42,962      74.12%      86.16%       96.82%
$50,001 - $75,000              329    20,781,376       6.98        7.888         604     63,165      80.57       84.57        90.32
$75,001 - $100,000             428    37,550,757      12.62        7.680         603     87,735      82.01       75.45        97.21
$100,001 - $125,000            397    44,452,897      14.94        7.500         609    111,972      82.82       74.82        96.44
$125,001 - $150,000            279    38,253,918      12.85        7.510         611    137,111      83.14       73.90        97.37
$150,001 - $200,000            372    64,906,280      21.81        7.399         610    174,479      82.59       70.20        98.94
$200,001 - $250,000            202    44,746,011      15.03        7.430         613    221,515      82.95       61.49        99.01
$250,001 - $300,000            109    29,798,218      10.01        7.241         624    273,378      83.87       52.68       100.00
$300,001 - $350,000             40    12,620,382       4.24        6.950         633    315,510      84.69       44.64        94.80
$350,001 - $400,000              2       762,556       0.26        9.247         592    381,278      90.00       48.24       100.00
$400,001 & Above                 1       619,077       0.21        7.500         669    619,077      77.50        0.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Current Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Number Of                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Current Rate               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
5.99% & Below                  121   $20,333,810       6.83%       5.669%        654   $168,048      77.18%      74.41%       94.64%
6.00- 6.49%                    100    15,674,174       5.27        6.130         634    156,742      81.00       80.96        96.95
6.50- 6.99%                    408    59,609,543      20.03        6.753         625    146,102      82.17       66.41        96.00
7.00- 7.49%                    319    41,936,288      14.09        7.242         614    131,462      83.08       65.54        95.97
7.50- 7.99%                    572    75,340,813      25.31        7.711         612    131,715      84.10       66.87        98.48
8.00- 8.49%                    322    39,551,230      13.29        8.205         594    122,830      83.58       69.41        98.46
8.50- 8.99%                    269    31,899,171      10.72        8.696         578    118,584      82.41       69.35        99.59
9.00- 9.49%                     57     6,563,000       2.21        9.163         582    115,140      84.40       76.51       100.00
9.50- 9.99%                     44     5,055,658       1.70        9.667         559    114,901      82.63       80.75       100.00
10.00% & Above                  20     1,663,980       0.56       10.773         570     83,199      84.71       57.57       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
FICO                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
740 & Above                     31    $4,317,403       1.45%       6.807%        765   $139,271      83.81%      30.02%       82.84%
720-739                         39     5,951,676       2.00        6.822         728    152,607      84.34       38.18        92.60
700-719                         58     8,158,891       2.74        6.998         709    140,671      83.22       45.26        83.19
680-699                         94    12,877,414       4.33        7.096         688    136,994      83.16       39.81        95.82
660-679                        164    23,980,571       8.06        7.057         669    146,223      83.22       50.15        96.66
640-659                        217    31,791,553      10.68        7.205         649    146,505      84.40       45.85        94.98
620-639                        235    32,660,831      10.97        7.671         627    138,982      84.19       51.65        98.73
600-619                        369    50,352,240      16.92        7.140         609    136,456      83.41       78.18        97.27
580-599                        309    38,658,480      12.99        7.404         589    125,108      83.88       80.90        99.35
560-579                        291    37,222,128      12.51        7.819         570    127,911      82.92       85.18       100.00
540-559                        213    25,693,965       8.63        8.051         549    120,629      78.91       89.06       100.00
520-539                        158    19,854,447       6.67        8.342         529    125,661      77.30       89.23       100.00
500-519                         54     6,108,067       2.05        8.320         515    113,112      77.26      100.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                           Distribution by Lien Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lien Status                Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
First                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Combined Original LTV

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Combined                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Original LTV               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
40.00% & Below                   9      $625,305       0.21%       7.235%        587    $69,478      32.06%      89.15%      100.00%
40.01 - 50.00%                  14     1,403,582       0.47        7.023         596    100,256      46.16       61.94        84.47
50.01 - 60.00%                  46     5,316,690       1.79        7.220         589    115,580      56.02       65.14       100.00
60.01 - 70.00%                 161    18,652,664       6.27        7.374         580    115,855      67.15       62.00        96.06
70.01 - 80.00%                 911   122,808,285      41.26        7.380         619    134,806      78.79       59.78        97.69
80.01 - 85.00%                 444    56,497,338      18.98        7.513         598    127,246      84.61       68.06        95.64
85.01 - 90.00%                 452    64,180,810      21.56        7.613         607    141,993      89.77       77.82        98.02
90.01 - 95.00%                  82    11,445,848       3.85        7.674         618    139,584      94.61      100.00       100.00
95.01 - 100.00%                113    16,697,142       5.61        7.778         651    147,762      99.95       91.06       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                       Distribution by Documentation Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Documentation            Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Full Doc                     1,629  $204,914,423      68.85%       7.474%        597   $125,792      83.69%     100.00%       97.32%
Other                          371    58,093,263      19.52        7.749         635    156,586      81.18        0.00       100.00
Stated                         232    34,619,979      11.63        7.094         652    149,224      79.14        0.00        94.12
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Loan                     Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Purpose                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Cash-out Refi                1,373  $182,789,283      61.42%       7.439%        597   $133,131      81.88%      72.48%       97.09%
Purchase                       768   102,027,537      34.28        7.538         637    132,848      84.16       62.73        97.83
Refinance                       91    12,810,845       4.30        7.700         611    140,779      82.11       65.77       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                        Distribution by Occupancy Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Occupancy                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Status                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Owner                        2,156  $290,096,691      97.47%       7.498%        610   $134,553      82.73%      68.74%      100.00%
Non-owner                       76     7,530,975       2.53        6.952         669     99,092      80.52       72.96         0.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Property Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Property                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Single Family                1,823  $239,112,119      80.34%       7.467%        607   $131,164      82.63%      70.87%       97.82%
2-4 Units                      127    20,508,191       6.89        7.701         633    161,482      82.12       58.23        97.17
Condo                          150    17,318,956       5.82        7.533         632    115,460      81.84       57.96        95.60
PUD                             86    14,127,898       4.75        7.564         622    164,278      85.12       62.38       100.00
Townhouse                       46     6,560,502       2.20        7.117         625    142,620      82.59       71.17        85.11
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                              Distribution by State

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
State                      Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Florida                        480   $65,015,244      21.84%       7.623%        617   $135,448      82.91%      70.38%       99.01%
Illinois                       196    31,742,910      10.67        7.865         613    161,954      84.22       60.80        99.54
Michigan                       190    22,567,892       7.58        7.743         608    118,778      82.85       68.13        97.03
Virginia                       110    14,460,859       4.86        7.321         597    131,462      80.97       83.78        94.03
California(Southern)            71    13,200,971       4.44        7.125         623    185,929      81.51       56.24       100.00
Maryland                        74    13,019,732       4.37        7.117         615    175,942      80.11       65.29        96.94
Georgia                         99    11,836,319       3.98        7.390         612    119,559      83.64       69.55        88.35
Pennsylvania                    99    11,525,047       3.87        7.312         604    116,415      82.04       73.59        98.00
North Carolina                 105    11,489,139       3.86        7.618         604    109,420      82.32       69.48        97.58
California(Northern)            33     7,369,072       2.48        6.914         630    223,305      82.59       45.75       100.00
Texas                           59     6,960,731       2.34        7.145         614    117,978      83.02       67.70        97.10
Others                         716    88,439,750      29.71        7.404         607    123,519      82.70       71.98        96.93
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Zip Code                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
33029                            6    $1,425,810       0.48%       7.344%        626   $237,635      87.81%      43.69%      100.00%
33024                            7     1,348,022       0.45        7.244         644    192,575      88.14       44.79       100.00
33312                            9     1,276,498       0.43        7.290         631    141,833      77.76       44.13       100.00
33015                            8     1,254,105       0.42        7.745         633    156,763      88.33       76.86       100.00
33023                           10     1,199,474       0.40        7.606         622    119,947      82.34       65.66       100.00
33186                            7     1,115,499       0.37        7.610         599    159,357      83.26       80.64       100.00
60639                            5     1,107,122       0.37        7.627         647    221,424      86.89       38.98       100.00
33196                            6     1,062,869       0.36        8.201         603    177,145      82.99       82.46       100.00
20772                            5     1,035,945       0.35        7.982         602    207,189      82.89       77.20       100.00
60629                            7     1,023,781       0.34        7.827         589    146,254      78.47       32.37       100.00
Others                       2,162   285,778,539      96.02        7.478         611    132,182      82.61       69.30        97.36
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                                       Weighted
Remaining                                          Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Maturity                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
241 - 360                    2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Product Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Product                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
2/28 ARM                     1,285  $173,480,492      58.29%       7.305%        610   $135,004      83.38%      70.30%       96.35%
3/27 ARM                       947   124,147,173      41.71        7.734         613    131,095      81.68       66.83        99.03
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Periodic Cap

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Periodic                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Cap                        Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
1.00%                        1,997  $264,579,868      88.90%       7.477%        610   $132,489      82.33%      70.30%       97.15%
1.50%                          235    33,047,797      11.10        7.539         624    140,629      85.43       57.22       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Months to Rate Reset

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Rate Reset                 Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
1-12                             1      $113,159       0.04%       6.000%        642   $113,159      79.99%     100.00%      100.00%
13-24                        1,268   170,864,298      57.41        7.309         609    134,751      83.31       70.53        96.30
25-36                          939   123,202,206      41.39        7.723         613    131,206      81.80       66.57        99.03
37-48                           24     3,448,002       1.16        7.668         629    143,667      82.05       66.13       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Maximum                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lifetime Rate              Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
12.99% & Below                 418   $61,703,160      20.73%       6.295%        625   $147,615      80.08%      75.21%       93.59%
13.00-13.49%                   207    26,723,325       8.98        6.981         614    129,098      82.76       76.17        93.67
13.50-13.99%                   374    49,678,662      16.69        7.188         616    132,831      82.87       67.58        97.70
14.00-14.49%                   241    30,469,043      10.24        7.513         614    126,428      83.01       60.23        98.00
14.50-14.99%                   432    58,419,198      19.63        7.806         619    135,230      84.30       65.10        99.78
15.00-15.49%                   235    31,194,417      10.48        8.216         598    132,742      83.76       68.92       100.00
15.50-15.99%                   213    27,293,267       9.17        8.718         580    128,137      82.14       64.90       100.00
16.00% & Above                 112    12,146,593       4.08        9.560         577    108,452      84.57       74.01       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                             Distribution by Margin

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Margin                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
4.99% & Below                    7      $888,055       0.30%       5.504%        678   $126,865      83.82%      82.57%      100.00%
5.00- 5.49%                     70    11,716,410       3.94        6.057         659    167,377      79.39       56.40        97.50
5.50- 5.99%                    173    26,559,179       8.92        6.218         643    153,521      80.23       73.36        97.90
6.00- 6.49%                    253    37,264,495      12.52        6.835         628    147,290      83.00       70.72        97.40
6.50- 6.99%                    356    50,361,232      16.92        7.014         620    141,464      82.28       65.73        95.31
7.00- 7.49%                    420    56,032,837      18.83        7.475         607    133,412      83.31       71.24        96.73
7.50- 7.99%                    419    51,299,694      17.24        7.880         604    122,434      83.66       67.18        97.41
8.00% & Above                  534    63,505,764      21.34        8.744         581    118,925      83.03       69.69        99.70
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                        2,232  $297,627,665     100.00%       7.484%        611   $133,346      82.67%      68.85%       97.47%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance(1):                                     $63,624,032
Number of Mortgage Loans:                                                   708
Avg. Scheduled Principal Balance:                                       $89,864
Wtd. Avg. Gross Coupon:                                                   8.106%
Wtd. Avg. Net Coupon(2):                                                  7.571%
Wtd. Avg. Original FICO Score:                                              627
Wtd. Avg. Combined Original LTV Ratio(3):                                 80.75%
Wtd. Avg. Std. Remaining Term (Mo.):                                        322
Wtd. Avg. Seasoning (Mo.):                                                    2

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

                    Distribution by Current Principal Balance

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Current Principal        Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Balance                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
$50,000 & Below                218    $6,822,129      10.72%      10.913%        637    $31,294      88.91%      69.18%       99.27%
$50,001 - $75,000              137     8,463,597      13.30        8.793         629     61,778      79.75       74.75        90.64
$75,001 - $100,000             111     9,818,005      15.43        7.975         618     88,450      77.39       72.57        91.20
$100,001 - $125,000             80     8,910,937      14.01        7.797         619    111,387      79.60       73.67        98.77
$125,001 - $150,000             55     7,532,765      11.84        7.733         624    136,959      79.85       69.18        96.22
$150,001 - $200,000             58    10,052,004      15.80        7.504         614    173,310      81.18       76.00       100.00
$200,001 - $250,000             32     7,165,166      11.26        7.145         639    223,911      79.09       58.26       100.00
$250,001 - $300,000             14     3,923,581       6.17        6.959         651    280,256      82.69       63.27       100.00
$300,001 - $350,000              3       935,847       1.47        7.386         669    311,949      83.43       32.44       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Current Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Number Of                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Current Rate               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
5.99% & Below                    8    $1,208,742       1.90%       5.727%        703   $151,093      67.21%      87.85%      100.00%
6.00- 6.49%                     15     2,207,922       3.47        6.226         674    147,195      77.93       68.90       100.00
6.50- 6.99%                     70    10,430,526      16.39        6.797         664    149,008      77.48       60.11        99.50
7.00- 7.49%                     62     8,160,325      12.83        7.241         638    131,618      79.80       70.61        96.52
7.50- 7.99%                    150    17,535,595      27.56        7.756         618    116,904      80.65       73.20        95.18
8.00- 8.49%                     93     8,194,417      12.88        8.216         609     88,112      76.91       66.47        93.54
8.50- 8.99%                     90     6,954,490      10.93        8.716         590     77,272      81.96       83.98        94.41
9.00- 9.49%                     12     1,034,330       1.63        9.122         567     86,194      80.55       76.80       100.00
9.50- 9.99%                     27     1,779,107       2.80        9.671         575     65,893      78.65       70.34       100.00
10.00% & Above                 181     6,118,578       9.62       12.178         634     33,804      95.97       61.50       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
FICO                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
740 & Above                     29    $2,403,251       3.78%       7.448%        766    $82,871      76.90%      66.18%       91.90%
720-739                         15     2,025,311       3.18        6.634         729    135,021      80.02       59.51        95.84
700-719                         34     3,144,841       4.94        7.563         708     92,495      85.23       43.28        86.53
680-699                         44     4,273,743       6.72        7.507         691     97,131      80.41       44.48        88.87
660-679                         77     6,787,945      10.67        7.895         669     88,155      83.39       57.76        95.45
640-659                         78     6,938,032      10.90        8.303         647     88,949      85.85       58.42        96.87
620-639                        107     6,534,281      10.27        9.128         628     61,068      85.12       61.10        97.02
600-619                        118     9,946,057      15.63        8.161         609     84,289      82.21       89.03        98.79
580-599                         74     7,902,103      12.42        7.878         589    106,785      77.38       73.76        98.98
560-579                         55     5,448,364       8.56        8.249         569     99,061      77.59       79.37       100.00
540-559                         43     4,601,158       7.23        8.397         549    107,004      73.57       85.38       100.00
520-539                         28     2,900,574       4.56        8.354         529    103,592      75.03      100.00       100.00
500-519                          6       718,371       1.13        8.990         517    119,729      73.79       95.46       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                           Distribution by Lien Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lien Status                Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
First                          511   $57,278,718      90.03%       7.687%        624   $112,091      78.81%      70.90%       96.33%
Second                         197     6,345,314       9.97       11.892         649     32,210      98.23       62.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Combined Original LTV

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Combined                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Original LTV               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
40.00% & Below                   8      $625,592       0.98%       8.043%        610    $78,199      31.00%      46.20%      100.00%
40.01 - 50.00%                  18     1,343,358       2.11        7.845         614     74,631      45.16       86.42        96.12
50.01 - 60.00%                  35     2,733,211       4.30        7.489         613     78,092      55.50       64.15        96.89
60.01 - 70.00%                  60     6,297,958       9.90        7.628         601    104,966      66.87       71.68        96.58
70.01 - 80.00%                 196    22,767,706      35.78        7.629         632    116,162      78.04       71.05        96.91
80.01 - 85.00%                  80     9,407,727      14.79        7.716         625    117,597      84.29       70.71        92.72
85.01 - 90.00%                  93    10,861,678      17.07        7.901         621    116,792      89.82       64.75        96.71
90.01 - 95.00%                  63     3,608,736       5.67        9.268         646     57,282      94.66       64.95       100.00
95.01 - 100.00%                155     5,978,066       9.40       11.059         649     38,568      99.95       77.35       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                       Distribution by Documentation Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Documentation            Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Full Doc                       500   $44,547,081      70.02%       8.035%        616    $89,094      80.85%     100.00%       96.62%
Other                          153    13,733,614      21.59        8.487         641     89,762      81.42        0.00        99.35
Stated                          55     5,343,337       8.40        7.718         678     97,152      78.14        0.00        90.56
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Loan Purpose               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Cash-out Refi                  442   $46,362,612      72.87%       7.755%        621   $104,893      78.59%      67.55%       95.78%
Purchase                       230    14,117,714      22.19        9.174         650     61,381      87.95       76.34        98.99
Refinance                       36     3,143,705       4.94        8.492         605     87,325      80.18       78.03       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                        Distribution by Occupancy Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Occupancy                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Status                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Owner                          681   $61,524,040      96.70%       8.111%        625    $90,344      80.81%      69.96%      100.00%
Non-owner                       27     2,099,991       3.30        7.952         679     77,777      78.89       71.74         0.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Property Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Property                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Single Family                  599   $54,554,775      85.75%       8.071%        624    $91,076      80.75%      68.87%       96.95%
2-4 Units                       26     2,909,882       4.57        7.815         671    111,919      78.95       80.46        95.12
PUD                             31     2,673,203       4.20        8.337         630     86,232      79.92       71.28       100.00
Condo                           37     2,541,130       3.99        8.538         628     68,679      81.92       86.16        97.25
Townhouse                       15       945,042       1.49        9.235         636     63,003      85.30       57.16        76.21
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                              Distribution by State

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
State                      Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Florida                        209   $18,201,467      28.61%       8.189%        631    $87,088      80.44%      78.54%       99.40%
Texas                           58     5,085,355       7.99        7.972         637     87,679      76.44       57.84        91.77
Pennsylvania                    51     4,940,884       7.77        7.890         629     96,880      84.21       58.26        97.78
California(Southern)            25     3,473,723       5.46        7.080         641    138,949      79.03       76.02       100.00
Illinois                        38     3,276,183       5.15        8.300         630     86,215      82.93       64.06       100.00
Maryland                        23     2,597,257       4.08        8.341         645    112,924      82.15       36.35        87.72
North Carolina                  35     2,305,050       3.62        8.992         610     65,859      81.72       73.41        97.25
Washington                      15     2,175,926       3.42        7.243         640    145,062      83.03       39.74        96.49
Michigan                        24     1,790,818       2.81        8.609         632     74,617      84.47       69.22        81.93
Virginia                        26     1,785,831       2.81        8.686         601     68,686      76.31       78.08        96.81
Georgia                         23     1,636,962       2.57        9.147         626     71,172      88.19       76.53        81.52
Others                         181    16,354,575      25.71        8.030         615     90,357      79.97       75.23        98.04
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Zip Code                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
33013                            5      $539,535       0.85%       8.249%        629   $107,907      79.71%     100.00%      100.00%
33175                            5       531,228       0.83        7.536         607    106,246      69.67      100.00       100.00
33196                            4       529,630       0.83        7.697         670    132,408      88.83       66.69       100.00
33018                            5       489,041       0.77        7.561         656     97,808      82.69      100.00       100.00
33012                            3       483,883       0.76        7.627         574    161,294      76.92      100.00       100.00
33016                            4       480,939       0.76        7.786         634    120,235      76.95      100.00       100.00
33010                            4       426,350       0.67        8.242         654    106,588      83.95      100.00       100.00
33186                            2       411,043       0.65        7.111         653    205,521      82.43      100.00       100.00
33056                            4       374,553       0.59        7.596         617     93,638      73.48       62.73       100.00
33134                            2       352,331       0.55        7.025         621    176,166      79.70      100.00       100.00
Others                         670    59,005,499      92.74        8.140         626     88,068      80.85       68.20        96.44
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                                       Weighted
Remaining                                          Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Maturity                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
0 - 180                        219   $10,180,614      16.00%       9.817%        637    $46,487      86.19%      63.02%       95.73%
181 - 240                       59     3,424,120       5.38        9.208         639     58,036      86.42       53.77       100.00
241 - 360                      430    50,019,297      78.62        7.682         624    116,324      79.25       72.55        96.67
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Product Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Product                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Fixed                          560   $58,776,970      92.38%       7.805%        625   $104,959      79.33%      70.09%       96.43%
Fixed Balloon                  148     4,847,062       7.62       11.761         644     32,750      97.97       69.14       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          708   $63,624,032     100.00%       8.106%        627    $89,864      80.75%      70.02%       96.70%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance(1):                                    $141,522,876
Number of Mortgage Loans:                                                   819
Avg. Scheduled Principal Balance:                                      $172,800
Wtd. Avg. Gross Coupon:                                                   7.491%
Wtd. Avg. Net Coupon(2):                                                  6.956%
Wtd. Avg. Original FICO Score:                                              615
Wtd. Avg. Combined Original LTV Ratio(3):                                 82.20%
Wtd. Avg. Std. Remaining Term (Mo.):                                        358
Wtd. Avg. Seasoning (Mo.):                                                    2
Wtd. Avg. Months to Roll:                                                    28
Wtd. Avg. Gross Margin:                                                    7.15%
Wtd. Avg. Initial Rate Cap:                                                2.89%
Wtd. Avg. Periodic Rate Cap:                                               1.05%
Wtd. Avg. Gross Max. Lifetime Rate:                                       14.26%

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

                    Distribution by Current Principal Balance

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Current Principal        Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Balance                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
$50,000 & Below                 25    $1,012,129       0.72%       9.572%        569    $40,485      72.98%      74.92%       95.41%
$50,001 - $75,000              100     6,337,408       4.48        8.465         604     63,374      81.16       79.25        93.46
$75,001 - $100,000             101     8,697,030       6.15        8.005         596     86,109      81.33       84.04        99.04
$100,001 - $125,000            135    15,233,238      10.76        7.934         593    112,839      81.20       82.24        99.22
$125,001 - $150,000             99    13,607,363       9.61        7.614         605    137,448      81.27       72.46       100.00
$150,001 - $200,000            126    21,822,181      15.42        7.515         607    173,192      82.02       64.63        98.36
$200,001 - $250,000             70    15,678,352      11.08        7.420         609    223,976      82.51       64.10        97.28
$250,001 - $300,000             33     8,919,315       6.30        7.122         621    270,282      83.64       54.05       100.00
$300,001 - $350,000             55    18,133,859      12.81        7.353         623    329,707      84.34       44.36        98.08
$350,001 - $400,000             38    14,297,466      10.10        6.901         628    376,249      81.33       39.74       100.00
$400,001 & Above                37    17,784,535      12.57        7.138         648    480,663      82.86       40.22       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Current Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Number Of                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Current Rate               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
5.99% & Below                   23    $6,290,434       4.44%       5.659%        651   $273,497      80.94%      61.81%      100.00%
6.00- 6.49%                    144    26,761,775      18.91        6.303         637    185,846      81.43       64.29        95.67
6.50- 6.99%                    112    24,230,615      17.12        6.713         639    216,345      82.74       46.76        98.86
7.00- 7.49%                    144    25,082,809      17.72        7.212         627    174,186      82.14       50.97        98.98
7.50- 7.99%                     66    15,772,027      11.14        7.672         619    238,970      83.25       45.77       100.00
8.00- 8.49%                     53     8,639,661       6.10        8.199         592    163,012      82.12       75.66       100.00
8.50- 8.99%                     70    12,085,408       8.54        8.706         579    172,649      80.70       66.59       100.00
9.00- 9.49%                    105    11,567,786       8.17        9.192         568    110,169      83.72       79.09        99.48
9.50- 9.99%                     71     8,421,653       5.95        9.683         559    118,615      82.96       81.10       100.00
10.00% & Above                  31     2,670,708       1.89       10.282         556     86,152      80.60       87.67        98.26
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
FICO                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
740 & Above                     15    $2,964,975       2.10%       6.392%        763   $197,665      83.19%      49.80%      100.00%
720-739                         15     2,203,732       1.56        6.663         729    146,915      87.71       46.13        89.69
700-719                         17     4,163,588       2.94        7.159         706    244,917      86.59       34.67        98.79
680-699                         37     7,888,272       5.57        7.310         686    213,197      85.48       41.71       100.00
660-679                         51    11,401,339       8.06        7.002         669    223,556      81.83       37.29        96.42
640-659                         70    15,011,875      10.61        7.056         648    214,455      83.48       35.20        98.60
620-639                        161    27,623,828      19.52        7.022         629    171,577      82.29       42.90        97.35
600-619                        118    21,655,059      15.30        7.194         609    183,517      82.96       72.88        99.45
580-599                         78    12,489,717       8.83        7.722         589    160,125      83.81       72.69        99.63
560-579                         64    11,294,797       7.98        7.888         569    176,481      80.93       74.90       100.00
540-559                         55     7,146,363       5.05        8.611         549    129,934      80.20       87.65       100.00
520-539                         65     7,860,192       5.55        8.981         531    120,926      80.57       95.60       100.00
500-519                         72     9,729,306       6.87        8.734         506    135,129      75.32       97.92       100.00
499 & Below                      1        89,832       0.06       10.750         486     89,832      33.96      100.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                           Distribution by Lien Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lien Status                Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
First                          818  $141,470,250      99.96%       7.491%        615   $172,947      82.20%      60.28%       98.73%
Second                           1        52,626       0.04        9.875         584     52,626     100.00      100.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Combined Original LTV

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Combined                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Original LTV               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
40.00% & Below                   8      $749,914       0.53%       7.671%        567    $93,739      35.31%      67.19%      100.00%
40.01 - 50.00%                   6       902,534       0.64        7.867         552    150,422      44.57       67.96       100.00
50.01 - 60.00%                  10       913,139       0.65        8.020         580     91,314      56.79       56.51       100.00
60.01 - 70.00%                  49     7,506,206       5.30        7.380         589    153,188      67.24       52.67        95.36
70.01 - 80.00%                 385    67,495,688      47.69        7.390         617    175,313      79.05       55.54        99.30
80.01 - 85.00%                 168    29,446,159      20.81        7.640         603    175,275      84.58       62.76        97.41
85.01 - 90.00%                 130    23,359,667      16.51        7.516         614    179,690      89.75       65.33        99.09
90.01 - 95.00%                  29     4,674,756       3.30        7.694         643    161,198      94.52       77.23       100.00
95.01 - 100.00%                 34     6,474,812       4.58        7.623         675    190,436      99.75       75.79       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                       Distribution by Documentation Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Documentation            Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Full Doc                       565   $85,330,026      60.29%       7.628%        597   $151,027      82.78%     100.00%       98.30%
Other                          179    41,559,601      29.37        7.410         640    232,177      80.90        0.00        99.89
Stated                          75    14,633,249      10.34        6.925         646    195,110      82.52        0.00        97.95
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Loan                     Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Purpose                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Cash-out Refi                  473   $80,024,774      56.55%       7.481%        599   $169,186      81.74%      65.75%       98.67%
Purchase                       312    54,948,569      38.83        7.454         638    176,117      82.70       53.41        99.03
Refinance                       34     6,549,534       4.63        7.938         607    192,633      83.73       51.46        97.02
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                        Distribution by Occupancy Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Occupancy                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Status                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Owner                          804  $139,727,069      98.73%       7.502%        614   $173,790      82.25%      60.03%      100.00%
Non-owner                       15     1,795,806       1.27        6.682         654    119,720      78.24       80.75         0.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Property Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Property                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Single Family                  670  $112,846,505      79.74%       7.459%        613   $168,428      82.52%      59.83%       99.07%
Condo                           59     9,720,785       6.87        7.703         616    164,759      81.96       62.04        98.78
2-4 Units                       44     9,021,229       6.37        7.704         624    205,028      77.39       69.67        95.47
PUD                             34     8,286,810       5.86        7.493         631    243,730      83.37       53.09       100.00
Townhouse                       12     1,647,548       1.16        7.277         593    137,296      82.31       66.99        86.89
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                              Distribution by State

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
State                      Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Florida                        200   $30,842,103      21.79%       7.572%        625   $154,211      82.24%      70.85%       99.30%
California(Northern)            44    14,449,431      10.21        6.894         636    328,396      80.61       37.46       100.00
Illinois                        69    13,938,876       9.85        8.059         606    202,013      84.58       58.28        98.49
California(Southern)            43    12,019,282       8.49        7.184         616    279,518      79.51       50.42       100.00
Maryland                        40     8,885,392       6.28        7.453         620    222,135      80.40       49.40       100.00
Michigan                        75     8,223,591       5.81        7.838         611    109,648      81.51       53.73        98.64
Virginia                        34     6,645,812       4.70        7.471         599    195,465      85.96       66.16       100.00
Pennsylvania                    41     5,950,857       4.20        7.261         618    145,143      83.04       69.02        99.15
North Carolina                  32     3,701,621       2.62        8.090         589    115,676      80.83       81.94       100.00
Georgia                         21     3,315,357       2.34        7.688         619    157,874      84.42       49.94        92.60
Massachusetts                   13     3,306,233       2.34        7.289         623    254,326      84.01       49.54        94.10
Others                         207    30,244,319      21.37        7.449         601    146,108      82.36       66.93        97.47
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Zip Code                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
33027                            6    $1,951,068       1.38%       7.864%        621   $325,178      81.82%      70.27%      100.00%
60707                            4       996,045       0.70        7.712         630    249,011      90.45       33.11       100.00
94583                            2       980,726       0.69        6.701         591    490,363      82.26       49.02       100.00
20164                            3       897,083       0.63        6.793         592    299,028      85.57       63.05       100.00
33175                            6       827,974       0.59        7.060         636    137,996      83.27       87.93       100.00
21050                            2       746,884       0.53        6.836         627    373,442      85.11       51.20       100.00
33023                            7       742,138       0.52        7.204         642    106,020      80.00      100.00       100.00
23322                            2       723,252       0.51        7.518         617    361,626      88.31       31.56       100.00
33140                            2       707,771       0.50        8.344         665    353,886      85.00      100.00       100.00
60504                            2       661,346       0.47        9.813         605    330,673      90.00       50.35       100.00
Others                         783   132,288,589      93.48        7.487         614    168,951      82.03       60.07        98.64
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                                       Weighted
Remaining                                          Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Maturity                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
0 - 180                          1       $31,836       0.02%       9.375%        564    $31,836      80.00%     100.00%      100.00%
241 - 360                      818   141,491,040      99.98        7.491         615    172,972      82.20       60.29        98.73
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Product Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Product                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
2/28 ARM                       359   $64,883,554      45.85%       7.278%        615   $180,734      83.89%      62.99%       98.35%
3/27 ARM                       460    76,639,322      54.15        7.672         614    166,607      80.77       58.02        99.05
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Periodic Cap

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Periodic                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Cap                        Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
1.00%                          749  $128,699,372      90.94%       7.475%        615   $171,828      82.13%      60.54%       98.60%
1.50%                           70    12,823,504       9.06        7.653         611    183,193      82.95       57.81       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Months to Rate Reset

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Rate Reset                 Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
13-24                          353   $64,060,992      45.27%       7.272%        615   $181,476      83.84%      62.80%       98.33%
25-36                          456    75,613,718      53.43        7.692         614    165,820      80.81       58.47        99.04
37-48                           10     1,848,166       1.31        6.872         606    184,817      82.52       47.99       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Maximum                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lifetime Rate              Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
12.99% & Below                 132   $26,292,057      18.58%       6.276%        633   $199,182      81.52%      56.70%       94.55%
13.00-13.49%                    81    15,964,654      11.28        6.458         634    197,094      83.01       67.24        99.62
13.50-13.99%                    96    20,102,436      14.20        6.759         641    209,400      82.47       49.29       100.00
14.00-14.49%                   122    21,753,260      15.37        7.237         630    178,305      81.65       47.15        99.10
14.50-14.99%                    66    14,911,994      10.54        7.722         617    225,939      82.64       50.32       100.00
15.00-15.49%                    82    11,283,081       7.97        8.452         582    137,599      82.55       80.14        99.47
15.50-15.99%                    74    12,205,967       8.62        8.761         580    164,945      80.81       66.49       100.00
16.00% & Above                 166    19,009,427      13.43        9.540         567    114,515      83.18       78.17        99.76
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                             Distribution by Margin

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Margin                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
4.99% & Below                   11    $3,014,697       2.13%       6.414%        669   $274,063      76.62%      51.57%      100.00%
5.00- 5.49%                     14     3,264,617       2.31        5.999         645    233,187      79.12       75.95       100.00
5.50- 5.99%                     41     9,475,480       6.70        6.158         642    231,109      83.49       56.91        95.63
6.00- 6.49%                    154    29,742,170      21.02        6.492         631    193,131      81.99       62.73        98.06
6.50- 6.99%                    131    25,861,265      18.27        6.908         632    197,414      82.67       42.57        97.29
7.00- 7.49%                    128    23,088,849      16.31        7.490         628    180,382      83.24       49.76       100.00
7.50- 7.99%                     49    10,741,481       7.59        7.981         606    219,214      81.07       66.23       100.00
8.00% & Above                  291    36,334,317      25.67        9.153         569    124,860      82.13       76.05        99.71
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          819  $141,522,876     100.00%       7.491%        615   $172,800      82.20%      60.29%       98.73%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance(1):                                     $32,767,810
Number of Mortgage Loans:                                                   351
Avg. Scheduled Principal Balance:                                       $93,356
Wtd. Avg. Gross Coupon:                                                   8.202%
Wtd. Avg. Net Coupon(2):                                                  7.667%
Wtd. Avg. Original FICO Score:                                              635
Wtd. Avg. Combined Original LTV Ratio(3):                                 82.18%
Wtd. Avg. Std. Remaining Term (Mo.):                                        319
Wtd. Avg. Seasoning (Mo.):                                                    3

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

                    Distribution by Current Principal Balance

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Current Principal        Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Balance                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
$50,000 & Below                142    $4,251,457      12.97%      11.160%        640    $29,940      93.41%      71.83%       99.30%
$50,001 - $75,000               62     3,777,647      11.53        9.574         601     60,930      82.34       77.82        98.54
$75,001 - $100,000              29     2,486,941       7.59        9.091         609     85,757      81.20       78.97       100.00
$100,001 - $125,000             34     3,788,941      11.56        8.134         622    111,439      79.13       79.68       100.00
$125,001 - $150,000             27     3,718,678      11.35        7.878         629    137,729      85.11       85.61       100.00
$150,001 - $200,000             23     4,104,280      12.53        7.264         641    178,447      73.13       62.12       100.00
$200,001 - $250,000             12     2,595,383       7.92        7.291         645    216,282      86.52       83.29       100.00
$250,001 - $300,000              5     1,408,836       4.30        6.308         647    281,767      74.32       38.79       100.00
$300,001 - $350,000              5     1,658,135       5.06        7.143         660    331,627      84.95       79.36       100.00
$350,001 - $400,000              7     2,599,389       7.93        6.492         668    371,341      75.75       57.73       100.00
$400,001 & Above                 5     2,378,123       7.26        6.762         660    475,625      83.88       79.45       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Current Rate

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Number Of                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Current Rate               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
5.99% & Below                   11    $3,023,343       9.23%       5.608%        700   $274,849      72.69%      79.00%      100.00%
6.00- 6.49%                     16     3,304,124      10.08        6.328         676    206,508      75.67       71.48       100.00
6.50- 6.99%                     28     4,613,021      14.08        6.754         640    164,751      73.20       70.67       100.00
7.00- 7.49%                     32     4,900,568      14.96        7.187         655    153,143      78.74       51.04       100.00
7.50- 7.99%                     20     3,232,625       9.87        7.676         604    161,631      85.57       87.39       100.00
8.00- 8.49%                      5       447,635       1.37        8.235         563     89,527      76.25      100.00       100.00
8.50- 8.99%                     34     2,971,128       9.07        8.771         611     87,386      87.26       91.87        98.99
9.00- 9.49%                     50     3,538,413      10.80        9.209         593     70,768      84.29       80.71        98.44
9.50- 9.99%                     31     1,658,888       5.06        9.767         604     53,513      87.08       89.37       100.00
10.00% & Above                 124     5,078,066      15.50       12.047         627     40,952      95.90       64.44       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
FICO                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
740 & Above                     12    $1,652,923       5.04%       6.188%        765   $137,744      74.47%      83.23%      100.00%
720-739                          9     1,184,413       3.61        6.647         730    131,601      81.26       37.22       100.00
700-719                         16     1,802,865       5.50        7.430         707    112,679      80.66       64.05       100.00
680-699                         17     2,597,319       7.93        7.260         685    152,783      83.71       72.84       100.00
660-679                         51     4,131,655      12.61        8.005         668     81,013      87.80       79.74        98.66
640-659                         49     4,311,457      13.16        8.624         649     87,989      90.38       68.82       100.00
620-639                         68     5,219,282      15.93        8.682         629     76,754      83.02       57.42       100.00
600-619                         43     3,327,840      10.16        9.071         608     77,392      87.34       74.06       100.00
580-599                         22     2,585,534       7.89        8.330         591    117,524      77.49       79.89        98.84
560-579                         15     1,622,024       4.95        8.444         571    108,135      77.79       88.00       100.00
540-559                         22     2,019,869       6.16        8.447         552     91,812      67.11       94.07       100.00
520-539                         16     1,251,579       3.82        8.956         534     78,224      75.08       86.58       100.00
500-519                         11     1,061,051       3.24        8.620         505     96,459      73.82      100.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                           Distribution by Lien Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Lien Status                Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
First                          201   $27,313,233      83.35%       7.505%        632   $135,887      78.89%      74.87%       99.69%
Second                         150     5,454,577      16.65       11.691         650     36,364      98.67       67.39       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                      Distribution by Combined Original LTV

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Combined                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Original LTV               Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
40.00% & Below                   6      $459,479       1.40%       7.221%        592    $76,580      33.24%     100.00%      100.00%
40.01 - 50.00%                  11     1,418,093       4.33        6.981         627    128,918      44.33       82.27       100.00
50.01 - 60.00%                   8       738,291       2.25        6.505         650     92,286      55.12       69.55       100.00
60.01 - 70.00%                  21     2,922,760       8.92        7.127         613    139,179      66.38       63.33       100.00
70.01 - 80.00%                  79    11,007,756      33.59        7.192         642    139,339      78.33       69.60        99.73
80.01 - 85.00%                  32     3,839,073      11.72        8.239         603    119,971      84.73       63.61        98.56
85.01 - 90.00%                  25     2,859,813       8.73        8.602         629    114,393      89.71       72.68       100.00
90.01 - 95.00%                  35     2,543,536       7.76        8.652         657     72,672      94.46       77.14       100.00
95.01 - 100.00%                134     6,979,010      21.30       10.388         649     52,082      99.70       85.83       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                       Distribution by Documentation Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Documentation            Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Full Doc                       260   $24,124,264      73.62%       8.133%        630    $92,786      82.67%     100.00%       99.65%
Other                           80     7,519,710      22.95        8.436         649     93,996      81.26        0.00       100.00
Stated                          11     1,123,835       3.43        8.106         658    102,167      78.03        0.00       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Loan                     Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Purpose                    Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Cash-out Refi                  164   $18,765,394      57.27%       7.844%        621   $114,423      80.34%      73.89%       99.84%
Purchase                       158    10,219,392      31.19        9.100         662     64,680      86.90       75.87        99.46
Refinance                       29     3,783,023      11.54        7.551         631    130,449      78.59       66.23       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                        Distribution by Occupancy Status

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Occupancy                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Status                     Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Owner                          349   $32,682,609      99.74%       8.200%        635    $93,646      82.18%      73.55%      100.00%
Non-owner                        2        85,200       0.26        9.000         646     42,600      82.87      100.00         0.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Property Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Property                 Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Single Family                  279   $27,456,431      83.79%       8.069%        632    $98,410      82.01%      73.32%       99.89%
Condo                           31     1,994,844       6.09        8.547         665     64,350      85.04       72.09       100.00
PUD                             22     1,974,180       6.02        9.103         637     89,735      78.20       71.41       100.00
2-4 Units                       14       944,094       2.88        9.112         661     67,435      85.80       85.63        94.15
Townhouse                        5       398,261       1.22        9.010         616     79,652      91.29       84.84       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                              Distribution by State

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
State                      Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Florida                        117    $8,281,969      25.27%       8.633%        640    $70,786      82.63%      82.28%      100.00%
California(Southern)            26     4,810,384      14.68        7.012         648    185,015      80.37       83.05       100.00
Pennsylvania                    35     4,289,002      13.09        7.772         629    122,543      84.86       69.40       100.00
California(Northern)            16     3,219,629       9.83        6.936         671    201,227      80.54       66.65       100.00
Illinois                        20     1,842,887       5.62        8.534         628     92,144      82.14       60.22       100.00
Texas                           13     1,043,252       3.18        8.368         605     80,250      80.40       86.01       100.00
Maryland                        12     1,033,961       3.16       10.276         625     86,163      76.63       64.48       100.00
North Carolina                  10       802,889       2.45        9.006         623     80,289      89.11       30.09       100.00
Georgia                         11       640,247       1.95       10.684         594     58,204      85.67       48.84       100.00
Louisiana                       10       590,646       1.80        9.524         562     59,065      78.37       67.49       100.00
Washington                       5       570,583       1.74        7.685         579    114,117      77.84       48.52       100.00
Others                          76     5,642,361      17.22        8.632         632     74,242      82.80       76.00        98.49
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
                         Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Zip Code                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
93010                            2      $788,380       2.41%       7.530%        653   $394,190      85.94%     100.00%      100.00%
33331                            3       596,428       1.82        6.841         685    198,809      85.07        0.00       100.00
33037                            1       567,000       1.73        5.750         681    567,000      67.50      100.00       100.00
33165                            5       566,980       1.73        7.950         611    113,396      81.05       89.62       100.00
27312                            1       488,750       1.49        7.375         631    488,750      85.00        0.00       100.00
15228                            1       452,971       1.38        5.500         657    452,971      79.30      100.00       100.00
18964                            1       441,022       1.35        6.990         686    441,022      95.00      100.00       100.00
94541                            2       403,779       1.23        8.214         603    201,890      79.76       80.97       100.00
21131                            1       400,000       1.22        6.875         559    400,000      41.03      100.00       100.00
92126                            1       381,588       1.16        7.500         664    381,588      98.58      100.00       100.00
Others                         333    27,680,913      84.48        8.412         633     83,126      82.54       73.18        99.69
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                  Distribution by Remaining Months to Maturity

                                                   Pct. Of                                       Weighted
Remaining                                          Pool By     Weighted                 Avg.       Avg.
Months To                Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Maturity                   Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
0 - 180                        125    $5,508,460      16.81%      10.570%        634    $44,068      90.63%      69.98%      100.00%
181 - 240                       41     2,003,331       6.11       10.042         629     48,862      87.38       42.12       100.00
241 - 360                      185    25,256,019      77.08        7.539         636    136,519      79.93       76.92        99.66
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========

                          Distribution by Product Type

                                                   Pct. Of                                       Weighted
                                                   Pool By     Weighted                 Avg.       Avg.
Product                  Number Of   Principal    Principal   Avg. Gross   Weighted   Principal    Comb.     Pct. Full   Pct. Owner
Type                       Loans      Balance      Balance      Coupon     Avg. FICO   Balance   Orig. LTV   Loan Doc     Occupied
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
Fixed                          251   $29,133,166      88.91%       7.763%        633   $116,068      80.08%      74.13%       99.71%
Fixed Balloon                  100     3,634,644      11.09       11.721         653     36,346      99.02       69.58       100.00
-----------------------  ---------  ------------  ---------   ----------   ---------  ---------  ---------   ---------   ----------
TOTAL                          351   $32,767,810     100.00%       8.202%        635    $93,356      82.18%      73.62%       99.74%
=======================  =========  ============  =========   ==========   =========  =========  =========   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, WAC Cap and AAA Effective Coupon Cap. As to any Distribution Date, the AAA Effective Coupon Cap will be equal to the aggregate certificate interest paid to the Class A Principal Certificates divided by the aggregate Class A Principal Certificate Balance (adjusted to an Actual/360 basis). The information in the following table has been prepared in accordance with the following assumptions (i) One-Month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                Group I       Group II                     AAA Eff
                Loan Cap      Loan Cap       WAC Cap        Coupon
  Dist. Date      (%)           (%)            (%)         Cap (%)
-------------- ----------   ------------  ------------  -------------
    May-04      6.75963%      6.79767%      6.77201%      6.92568%
    Jun-04      5.52755%      5.55890%      5.53776%      5.66645%
    Jul-04      5.60059%      5.63252%      5.61099%      5.74568%
    Aug-04      5.85954%      5.89308%      5.87046%      6.01610%
    Sep-04      5.38976%      5.42065%      5.39982%      5.53834%
    Oct-04      6.42315%      6.45998%      6.43515%      6.60596%
    Nov-04      5.67964%      5.71220%      5.69025%      5.84662%
    Dec-04      5.92151%      5.95537%      5.93254%      6.10144%
    Jan-05      6.38984%      6.42628%      6.40171%      6.59066%
    Feb-05      6.03122%      6.06548%      6.04238%      6.22741%
    Mar-05      6.73419%      6.77224%      6.74659%      6.96109%
    Apr-05      6.13150%      6.16593%      6.14272%      6.34567%
    May-05      6.38430%      6.41985%      6.39588%      6.61567%
    Jun-05      5.84626%      5.87859%      5.85679%      6.06622%
    Jul-05      6.93826%      6.97641%      6.95070%      7.20945%
    Aug-05      6.30858%      6.34302%      6.31981%      6.56488%
    Sep-05      6.15034%      6.18371%      6.16122%      6.41023%
    Oct-05      6.82787%      6.86469%      6.83987%      7.12817%
    Nov-05      6.84565%      6.87901%      6.85653%      7.15810%
    Dec-05      6.63207%      6.69136%      6.65140%      6.95689%
    Jan-06      7.43826%      7.38954%      7.42237%      7.77860%
    Feb-06      7.61773%      7.36931%      7.53673%      7.91498%
    Mar-06      8.98940%      8.72147%      8.90203%      9.36949%
    Apr-06      8.68479%      8.42055%      8.59862%      9.07147%
    May-06      8.39496%      8.13970%      8.31172%      8.79079%
    Jun-06      7.86996%      7.64285%      7.79589%      8.26731%
    Jul-06      8.74731%      8.43883%      8.64671%      9.19583%
    Aug-06      8.59164%      8.23039%      8.47382%      9.03962%
    Sep-06      8.59467%      8.24103%      8.47933%      9.07525%
    Oct-06      8.88250%      8.51543%      8.76278%      9.41181%
    Nov-06      8.07455%      7.74103%      7.96577%      8.58842%
    Dec-06      9.18777%      8.82170%      9.06837%      9.81756%
    Jan-07      8.94229%      9.65199%      9.17377%      9.97611%
    Feb-07      9.64195%      9.37224%      9.55397%     10.44004%
    Mar-07     11.04313%     10.83901%     10.97654%     12.05785%
    Apr-07     10.30865%     10.11498%     10.24547%     11.31980%
    May-07     10.30715%     10.11355%     10.24399%     46.63414%
    Jun-07      9.97320%      9.79828%      9.91613%     13.31043%
    Jul-07     10.36522%     10.52998%     10.41897%     13.84487%
    Aug-07     10.11278%      9.88496%     10.03845%     13.10954%
    Sep-07     11.51626%     11.29566%     11.44429%     14.84698%
    Oct-07     11.13274%     10.91725%     11.06243%     14.26375%
    Nov-07     10.43513%     10.23315%     10.36923%     13.29011%
    Dec-07     11.12886%     10.92172%     11.06128%     14.09364%
    Jan-08     11.15884%     11.32298%     11.21239%     14.17301%
    Feb-08     11.27435%     11.12458%     11.22548%     14.03664%
    Mar-08     12.06017%     11.93846%     12.02045%     14.94642%
    Apr-08     11.28215%     11.16607%     11.24427%     13.91724%
    May-08     10.92750%     10.81503%     10.89080%     13.48040%
    Jun-08     12.05563%     11.93150%     12.01513%     14.87279%
    Jul-08     11.65156%     11.92964%     11.74231%     14.51238%
    Aug-08     11.60029%     11.54244%     11.58141%     14.27498%
    Sep-08     11.60437%     11.57491%     11.59475%     14.28936%
    Oct-08     11.23992%     11.21087%     11.23044%     13.84101%
    Nov-08     12.40020%     12.36805%     12.38970%     15.27052%
    Dec-08     11.59787%     11.56772%     11.58803%     14.28315%
    Jan-09     11.59556%     11.89368%     11.69287%     14.39443%
    Feb-09     12.25561%     12.28751%     12.26602%     15.06864%
    Mar-09     13.13294%     13.20079%     13.15508%     16.15897%
    Apr-09     11.14124%     11.19826%     11.15985%     13.70878%
    May-09     12.67538%     12.74011%     12.69651%     15.59720%
    Jun-09     12.25037%     12.31279%     12.27075%     15.07494%
    Jul-09     11.48238%     11.54077%     11.50144%     14.13055%
    Aug-09     12.66764%     12.73191%     12.68862%     15.58991%
    Sep-09     11.84796%     11.90794%     11.86754%     14.58186%
    Oct-09     11.84555%     11.90539%     11.86509%     14.57961%
    Nov-09     12.23792%     12.29961%     12.25806%     15.06328%
    Dec-09     11.12313%     11.17907%     11.14139%     13.69179%
    Jan-10     13.10675%     13.17252%     13.12822%     16.13429%
    Feb-10     11.83596%     11.89522%     11.85531%     14.57069%
    Mar-10     13.10145%     13.16691%     13.12282%     16.12939%
    Apr-10     11.46145%     11.51859%     11.48011%     13.84540%
    May-10     12.64457%     12.70746%     12.66511%     13.46688%
    Jun-10     11.82641%     11.88510%     11.84557%     12.61619%
    Jul-10     11.82403%     11.88258%     11.84315%     12.63489%
    Aug-10     12.21571%     12.27606%     12.23542%     13.07599%
    Sep-10     11.10296%     11.15769%     11.12084%     11.90596%
    Oct-10     13.08301%     13.14736%     13.10402%     14.05474%
    Nov-10     11.44534%     11.50151%     11.46369%     12.31840%
    Dec-10     11.81218%     11.87002%     11.83107%     12.73758%
    Jan-11     12.62429%     12.68597%     12.64444%     13.64008%
    Feb-11     11.80747%     11.86502%     11.82627%     12.78325%
    Mar-11     13.06995%     13.13351%     13.09071%     14.17935%
    Apr-11     11.80277%     11.86004%     11.82148%     12.83178%
    May-11     12.19377%     12.25280%     12.21306%     13.28574%
    Jun-11     11.08305%     11.13658%     11.10054%     12.10251%
    Jul-11     13.05958%     13.12251%     13.08014%     14.29352%
    Aug-11     11.79342%     11.85012%     11.81195%     12.93805%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                Group I       Group II                     AAA Eff
                Loan Cap      Loan Cap       WAC Cap        Coupon
  Dist. Date      (%)           (%)            (%)         Cap (%)
-------------- ----------   ------------  ------------  -------------
    Sep-11     11.42262%     11.47741%     11.44052%     12.56146%
    Oct-11     12.60179%     12.66209%     12.62150%     13.89243%
    Nov-11     11.78646%     11.84272%     11.80484%     13.02652%
    Dec-11     11.41589%     11.47026%     11.43365%     12.64975%
    Jan-12     12.59438%     12.65421%     12.61393%     13.99279%
    Feb-12     11.06562%     11.11807%     11.08276%     12.32788%
    Mar-12     13.03908%     13.10073%     13.05923%     14.56714%
    Apr-12     12.16744%     12.22483%     12.18619%     13.63239%
    May-12     12.16507%     12.22232%     12.18378%     13.66986%
    Jun-12     11.77036%     11.82562%     11.78842%     13.26625%
    Jul-12     12.16035%     12.21730%     12.17897%     13.74820%
    Aug-12     11.05273%     11.10437%     11.06961%     12.53557%
    Sep-12     12.57482%     12.63343%     12.59398%     14.30820%
    Oct-12     12.15332%     12.20982%     12.17179%     13.87465%
    Nov-12     11.39155%     11.44438%     11.40882%     13.04937%
    Dec-12     12.14866%     12.20486%     12.16703%     13.96533%
    Jan-13     12.14634%     12.20239%     12.16466%     14.01268%
    Feb-13     11.75228%     11.80638%     11.76997%     13.60785%
    Mar-13     13.00898%     13.06871%     13.02851%     15.11961%
    Apr-13     11.74781%     11.80162%     11.76541%     13.70643%
    May-13     11.03374%     11.08414%     11.05022%     12.92409%
    Jun-13     13.00159%     13.06084%     13.02096%     15.29064%
    Jul-13     12.13253%     12.18768%     12.15056%     14.32764%
    Aug-13     11.37211%     11.42367%     11.38897%     13.48656%
    Sep-13     12.12798%     12.18282%     12.14592%     14.44539%
    Oct-13     12.12571%     12.18041%     12.14360%     14.50687%
    Nov-13     11.73238%     11.78516%     11.74964%     14.10015%
    Dec-13     11.73020%     11.78283%     11.74741%     14.16319%
    Jan-14     11.36152%     11.41237%     11.37815%     13.78344%
    Feb-14     12.53454%     12.59048%     12.55284%     15.28070%
    Mar-14     12.97981%     13.03759%     12.99871%     15.90253%
    Apr-14     11.72155%     11.77359%     11.73857%     14.43432%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.